Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,		Six Months Ended March 31,
	2010	2009	2010	2009
Net revenue	$134,909	$130,767	$258,967	$256,822
Operating expenses:
Personnel expense	46,444	44,662	91,508	88,029
Medical supplies expense	36,849	35,120	71,747	69,357
Bad debt expense	11,918	8,798	22,599	18,392
Other operating expenses	29,743	27,342	59,355	54,502
Pre-opening expenses	—	380	866	587
Depreciation	7,768	6,217	15,418	12,713
Amortization	8	8	16	16
Impairment of property and equipment	19,462	—	19,462	—
(Gain) loss on disposal of property, equipment and other assets	(76)	108	19	181

Total operating expenses	152,116	122,635	280,990	243,777

(Loss) income from operations	(17,207)	8,132	(22,023)	13,045
Other income (expenses):
Interest expense	(1,149)	(581)	(2,207)	(2,678)
Loss on early extinguishment of debt	—	259	—	(6,702)
Interest and other income	23	73	93	172
Loss on note receivable	(1,507)	—	(1,507)	—
Equity in net earnings of unconsolidated affiliates	3,206	2,714	4,722	4,779

Total other income (expense), net	573	2,465	1,101	(4,429)

(Loss) income from continuing operations before income taxes	(16,634)	10,597	(20,922)	8,616
Income tax (benefit) expense	(7,155)	2,610	(9,057)	1,115

(Loss) income from continuing operations	(9,479)	7,987	(11,865)	7,501
Income from discontinued operations, net of taxes	1,163	2,060	1,733	7,915

Net (loss) income	(8,316)	10,047	(10,132)	15,416
Less: Net income attributable to noncontrolling interest	(2,524)	(4,465)	(3,364)	(7,588)

Net (loss) income attributable to MedCath Corporation	$(10,840)	$5,582	$(13,496)	$7,828

Amounts attributable to MedCath Corporation common stockholders:
(Loss) income from continuing operations, net of taxes	$(11,630)	$4,220	$(14,721)	$1,685
Income from discontinued operations, net of taxes	790	1,362	1,225	6,143

Net (loss) income	$(10,840)	$5,582	$(13,496)	$7,828

(Loss) earnings per share, basic
(Loss) income from continuing operations attributable to MedCath Corporation common stockholders	$(0.59)	$0.21	$(0.74)	$0.09
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.04	0.07	0.06	0.31

(Loss) earnings per share, basic	$(0.55)	$0.28	$(0.68)	$0.40

(Loss) earnings per share, diluted
(Loss) income from continuing operations attributable to MedCath Corporation common stockholders	$(0.59)	$0.21	$(0.74)	$0.09
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.04	0.07	0.06	0.31

(Loss) earnings per share, diluted	$(0.55)	$0.28	$(0.68)	$0.40

Weighted average number of shares, basic	19,829	19,664	19,786	19,631
Dilutive effect of stock options and restricted stock	—	26	—	—

Weighted average number of shares, diluted	19,829	19,690	19,786	19,631

MEDCATH CORPORATION
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	March 31,	September 30,
	2010	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$26,113	$31,883
Accounts receivable, net	64,375	58,913
Income tax receivable	699	—
Medical supplies	15,779	15,459
Deferred income tax assets	11,783	12,161
Prepaid expenses and other current assets	15,016	13,471
Current assets of discontinued operations	25,071	44,978

Total current assets	158,836	176,865
Property and equipment, net	320,966	341,394
Investments in affiliates	9,773	14,055
Other assets	7,449	10,785
Non-current assets of discontinued operations	46,762	47,349

Total assets	$543,786	$590,448

Current liabilities:
Accounts payable	$36,221	$35,920
Income tax payable	—	297
Accrued compensation and benefits	18,505	16,118
Other accrued liabilities	17,253	23,277
Current portion of long-term debt and obligations under capital leases	18,081	21,187
Current liabilities of discontinued operations	17,498	19,832

Total current liabilities	107,558	116,631
Long-term debt	60,000	66,563
Obligations under capital leases	8,527	4,596
Deferred income tax liabilities	6,469	13,874
Other long-term obligations	5,660	8,533
Long-term liabilities of discontinued operations	36,020	35,721

Total liabilities	224,234	245,918

Commitments and contingencies

Redeemable noncontrolling interest	5,162	7,448

Stockholders’ equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 22,477,039 issued and 20,522,678 outstanding at March 31, 2010; 22,104,917 issued and 20,150,556 outstanding at September 30, 2009	216	216
Paid-in capital	456,523	455,259
Accumulated deficit	(104,916)	(91,420)
Accumulated other comprehensive loss	(328)	(360)
Treasury stock, at cost;
1,954,361 shares at March 31, 2010
1,954,361 shares at September 30, 2009	(44,797)	(44,797)

Total MedCath Corporation stockholders’ equity	306,698	318,898
Noncontrolling interest	7,692	18,184

Total equity	314,390	337,082

Total liabilities and equity	$543,786	$590,448

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended March 31,			Six Months Ended March 31,
	2010	2009	% Change	2010	2009	% Change
Statement of Operations Data:
Net revenue	$134,909	$130,767	3.2%	$258,967	$256,822	0.8%
Adjusted EBITDA (1)	$11,172	$15,684	(28.8)%	$15,584	$28,379	(45.1)%
(Loss) income from operations	$(17,207)	$8,132	(311.6)%	$(22,023)	$13,045	(268.8)%
(Loss) income from continuing operations, net of taxes	$(11,630)	$4,220	(375.6)%	$(14,721)	$1,685	(973.6)%
(Loss) income per share from continuing operations, basic	$(0.59)	$0.21	(381.0)%	$(0.74)	$0.09	(922.2)%
(Loss) income per share from continuing operations, diluted	$(0.59)	$0.21	(381.0)%	$(0.74)	$0.09	(922.2)%

(1)	See Supplemental Financial Disclosure-Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended March 31,					Six Months Ended March 31,
				2010					2010
	2010	2009	% Change	Same Facility	% Change	2010	2009	% Change	Same Facility	% Change
Selected Operating Data (a):
Number of hospitals	7	6		6		7	6		6
Licensed beds ( c )	600	451		530		600	451		530
Staffed and available beds ( d )	514	404		444		514	404		444
Admissions ( e )	6,650	6,199	7.3%	6,191	(0.1)%	12,813	12,230	4.8%	12,127	(0.8)%
Adjusted admissions ( f )	9,884	8,812	12.2%	9,058	2.8%	18,685	16,983	10.0%	17,405	2.5%
Patient days ( g )	25,368	24,810	2.2%	23,531	(5.2)%	48,252	47,039	2.6%	45,488	(3.3)%
Adjusted patient days ( h )	37,156	34,941	6.3%	33,940	(2.9)%	70,521	65,452	7.7%	65,518	0.1%
Average length of stay (days) ( i )	3.81	4.00	(4.8)%	3.80	(5.0)%	3.77	3.85	(2.1)%	3.75	(2.6)%
Occupancy ( j )	54.8%	68.2%		58.9%		51.6%	64.0%		56.3%
Inpatient catheterization procedures ( k )	3,028	3,077	(1.6)%	2,940	(4.5)%	5,845	6,229	(6.2)%	5,714	(8.3)%
Inpatient surgical procedures ( l )	1,876	1,842	1.8%	1,786	(3.0)%	3,598	3,576	0.6%	3,468	(3.0)%
Hospital net revenue	$130,645	$125,652	4.0%	$123,386	(1.8)%	$249,789	$245,687	1.7%	$237,938	(3.2)%

Combined Operating Data (b):
Number of hospitals	9	8		8		9	8		8
Licensed beds ( c )	767	618		697		767	618		697
Staffed and available beds ( d )	677	567		607		677	567		607
Admissions ( e )	9,410	9,125	3.1%	8,951	(1.9)%	18,055	18,162	(0.6)%	17,369	(4.4)%
Adjusted admissions ( f )	14,591	13,507	8.0%	13,765	1.9%	27,520	26,424	4.1%	26,240	(0.7)%
Patient days ( g )	34,276	34,070	0.6%	32,439	(4.8)%	64,976	65,304	(0.5)%	62,212	(4.7)%
Adjusted patient days ( h )	51,958	49,470	5.0%	48,742	(1.5)%	98,192	94,091	4.4%	93,190	(1.0)%
Average length of stay (days) ( i )	3.64	3.73	(2.4)%	3.62	(2.9)%	3.60	3.60	0.0%	3.58	(0.6)%
Occupancy ( j )	56.3%	66.8%		59.4%		52.7%	63.3%		56.3%
Inpatient catheterization procedures ( k )	3,748	3,883	(3.5)%	3,660	(5.7)%	7,256	7,868	(7.8)%	7,125	(9.4)%
Inpatient surgical procedures ( l )	2,435	2,475	(1.6)%	2,345	(5.3)%	4,698	4,821	(2.6)%	4,568	(5.2)%
Hospital net revenue	$172,897	$166,552	3.8%	$165,638	(0.5)%	$332,035	$327,386	1.4%	$320,184	(2.2)%

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility excludes the results of Hualapai Mountain Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
The following table reconciles the loss from continuing operations, net of taxes attributable to MedCath Corporation’s common stockholders as derived directly from MedCath Corporation’s consolidated financial statements to Adjusted EBITDA for the three and six months ended March 31, 2010 and 2009.

	Three Months Ended March 31,		Six Months Ended March 31,
	2010	2009	2010	2009
	(in thousands)		(in thousands)
(Loss) income from continuing operations, net of taxes	$(11,630)	$4,220	$(14,721)	$1,685
Add:
Income tax (benefit) expense	(7,155)	2,610	(9,057)	1,115
Net income attributable to noncontrolling interest	2,151	3,767	2,856	5,816
Equity in net earnings of unconsolidated affiliates	(3,206)	(2,714)	(4,722)	(4,779)
Interest and other income	(23)	(73)	(93)	(172)
Loss on note receivable	1,507	—	1,507	—
Loss on early extinguishment of debt	—	(259)	—	6,702
Interest expense	1,149	581	2,207	2,678
(Gain) loss on disposal of property, equipment and other assets	(76)	108	19	181
Impairment of property and equipment	19,462	—	19,462	—
Amortization	8	8	16	16
Depreciation	7,768	6,217	15,418	12,713
Pre-opening expenses	—	380	866	587
Share-based compensation expense	1,217	839	1,826	1,837

Adjusted EBITDA	$11,172	$15,684	$15,584	$28,379

The following table reconciles MedCath Corporation’s diluted (loss) earnings per share from continuing operations, net of taxes attributable to MedCath Corporations common stockholders as derived directly from MedCath’s consolidated financial statements to Adjusted diluted (loss) earnings per share from continuing operations for the three and six months ended March 31, 2010 and 2009.

	Three Months Ended March 31,		Six Months Ended March 31,
	2010	2009	2010	2009
Diluted (loss) earnings per share	$(0.59)	$0.21	$(0.74)	$0.09
Add:
Loss on early extinguishment of debt	—	—	—	0.22
Impairment of property and equipment	0.60	—	0.60	—
Loss on note receivable	0.05	—	0.05	—
Share-based compensation expense	0.04	0.03	0.06	0.04
Pre-opening expenses	—	0.01	0.02	0.02

Adjusted diluted earnings (loss) per share	$0.10	$0.25	$(0.01)	$0.37